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                                                    Exhibit 10(h)

              AMENDMENT TO ASSET PURCHASE AGREEMENT

                              Among

         CLAY EQUIPMENT CORPORATION, CLAY HOLDING, INC.,
                               and
                   TOP AIR MANUFACTURING, INC.


     THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT ("Amendment") is made as of the 5th day of May, 1995, by and among TOP AIR
MANUFACTURING, INC., an Iowa corporation ("Top Air"), CLAY
EQUIPMENT CORPORATION, an Iowa corporation ("Clay Equipment") and
Clay Holding, Inc., an Iowa corporation ("Clay Holding").

     WHEREAS, Top Air, Clay Equipment, and Clay Holding have entered into an Asset Purchase Agreement dated as of April 11, 1995 (the "Agreement") whereby substantially all of the assets of Clay Equipment, except for certain real estate and incidental property, will be transferred to Top Air in exchange for the assumption by Top Air of certain liabilities of Clay Equipment and the issuance by Top Air to Clay Holding of common stock; and

     WHEREAS, in order to reflect the intent of the parties that the Transaction constitute a reorganization under Section
368(a)(1)(C) of the Code, and to make certain other revisions to the Agreement, the parties to the Agreement wish to amend the Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the premises and of the agreements and provisions set forth herein, and subject to the conditions herein contained, it is mutually agreed as follows:

     1.   Capitalized Terms.  All capitalized terms used herein but
          -----------------
not defined herein shall have the meanings set forth in the Agreement.

     2.  Assumed Liabilities.  An additional sentence, to consti-
         -------------------
tute the last sentence of Section 1.05 of the Agreement, shall be added to such Section 1.05, which last sentence shall read as follows:

     "Notwithstanding the foregoing, in no event shall any indebtedness owing by Clay Equipment to Clay Holding or to any affiliate of Clay Equipment or Clay Holding
     (collectively, "Intercompany Indebtedness") be assumed by Top Air."

     3.  Closing Date.  Section 1.16 of the Agreement is hereby
         ------------
deleted in its entirety and replaced with the following:

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          "1.16  'Closing Date' means 10:00 a.m. on June 30,
     or such sooner date following the fulfillment of all the conditions to closing, as shall be directed by Top Air; provided, however, that if all of the conditions to
     --------  -------
     Closing have not been met, then Top Air shall have the option to extend the Closing Date once, to a date not later than December 31, 1995."

     4.  NASDAQ Delisting.  In order to reflect the delisting of
         ----------------
the common stock, without par value, of Top Air from the NASDAQ Small-Cap Market effective April 13, 1995, Section 1.35 of the Agreement is hereby amended by the substitution of the term "NASDAQ Bulletin Board" for the term "NASDAQ Small-Cap Market."

     5.  Intercompany Indebtedness.  A new paragraph, to be num-
         -------------------------
bered as (j) shall be added to Section 2.03, which new paragraph
(j) shall read as follows:

     "Any Intercompany Indebtedness."

To conform Section 2.03 with the new paragraph (j), the word "or" following the phrase "the Union Contract," set forth in paragraph
(h) of such Section 2.03 is hereby deleted, and the period at the end of paragraph (i) of such Section 2.03 is hereby changed to a semi-colon.

     6.  Restriction on Transfer of Shares.  A new Section 2.05 is
         ---------------------------------
hereby added to the Agreement which new Section 2.05 shall read in its entirety as follows:

     "2.05 Restriction on Transferability of Shares. The Shares to be issued by Top Air pursuant to Section 2.02 shall not be transferable or assignable without the prior written consent of Top Air, except in connection with the Distribution or by operation of law. No permitted transfer hereunder shall affect shall restriction on the transferability or assignability of the Shares, and those transferees, assignees or distributees who receive Shares will hold such Shares subject to such restrictions. All certificates evidencing Shares shall bear a legend thereon describing the restriction on the transferability thereof pursuant to this Section 2.05."

     7.  Tax-Free Nature of Transaction.  A new Section 2.06 is
         ------------------------------
hereby added to the Agreement, which new Section 2.06 shall read in its entirety as follows:

     "2.06  Plan of Reorganization.  Consistent with their
            ----------------------
     intention that the Transaction qualify as a tax-free reorganization under Section 368(a)(1)(C) of the Code, the parties hereto agree that this Agreement, together with the resolutions adopted in connection herewith by

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     the Boards of Directors of Top Air and Clay Equipment,
     shall constitute the Plan of Reorganization of Top Air and Clay Equipment."

     8.  Technical Correction.  Solely to eliminate a possible
         --------------------
ambiguity, and not to reflect any substantive change in the Agreement, Section 8.19 is hereby deleted in its entirety and replaced with the following:

          "Plan Participants entitled to the distribution of at least ninety percent (90%) of the Shares shall have directed the ESOP Trustee as described in Section 11.01
     (a)(i)."

     9.  Elimination of an ESOP Amendment Requirement.  Section
         --------------------------------------------
11.01 of the Agreement is hereby amended by deleting clause (b) thereof in its entirety, whereupon the current clause (c) of
Section 11.01 of the Agreement shall be renumbered and referred to as clause (b).

     10.  Entire Agreement.  Section 15.09 of the Agreement shall
          ----------------
be amended by inserting the following after the word "Agreement" in its first line with "as amended by the First Amendment hereto, ". Every reference to the Agreement made therein shall be deemed to include this Amendment.

     11.  No Allocation.  In light of the intended tax-free nature
          -------------
of the Transaction, Section 15.19, "Allocation of Purchase Price,"
                                    ----------------------------
shall be and hereby is deleted from the Agreement in its entirety.

     12.  Ratification of Agreement.  Except as expressly stated
          -------------------------
herein, all of the provisions of the Agreement shall be unchanged and shall remain in full force and effect.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first set forth above.



                         TOP AIR MANUFACTURING, INC.,
                         an Iowa corporation


                         By:  /s/ Steven R. Lind
                              ---------------------------------------
                              Steven R. Lind, President and
                                    Chief Executive Officer

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                         CLAY EQUIPMENT CORPORATION,
                         an Iowa corporation


                         By:  /s/ Leonard J. Hare
                              ---------------------------------------
                              Leonard J. Hare, President and
                                   Chief Executive Officer



                         CLAY HOLDING, INC.,
                         an Iowa corporation


                         By:  /s/ Leonard J. Hare
                              ---------------------------------------
                              Leonard J. Hare, President and
                                   Chief Executive Officer

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